                                                                      EXHIBIT 24

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Ralph F. Hake
                                         ---------------------------------------
                                         Ralph F. Hake

                               MAYTAG CORPORATION

                                Power of Attorney

                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Barbara R. Allen
                                         ---------------------------------------
                                         Barbara R. Allen

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Howard L. Clark, Jr.
                                         ---------------------------------------
                                         Howard L. Clark, Jr.

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Lester Crown
                                         ---------------------------------------
                                         Lester Crown

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Wayland R. Hicks
                                         ---------------------------------------
                                         Wayland R. Hicks

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ William T. Kerr
                                         ---------------------------------------
                                         William T. Kerr

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Bernard G. Rethore
                                         ---------------------------------------
                                         Bernard G. Rethore

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ W. Ann Reynolds
                                         ---------------------------------------
                                         W. Ann Reynolds

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Neele E. Stearns, Jr.
                                         ---------------------------------------
                                         Neele E. Stearns, Jr.

                               MAYTAG CORPORATION

                                Power of Attorney
                           of Director and/or Officer

           The undersigned officer and/or director of Maytag Corporation, hereby constitutes Roger K. Scholten and Patricia J. Martin, and each of them singly, the undersigned's true and lawful attorneys with power to them, and each of them, to sign for the undersigned and in the undersigned's name as officer and/or director, a Registration Statement on Form S-8 for each of the Maytag Employee Stock Purchase Plan for Hourly-Rated Employees of The Hoover Company, the Maytag Employee Stock Purchase Plan for Maytag-Galesburg Refrigeration Products Employees, the Maytag Corporation Employee Stock Purchase Plan for Bargained For Employees of Maytag Corporation (Herrin) and The Hoover Company Retirement Savings Plan for Hourly-Rated Employees and any and all amendments (including post-effective amendments) to said Registration Statements, and generally to do all such things in the undersigned's name and on the undersigned's behalf as an officer and/or director to enable Maytag Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming the undersigned's signature as it may be signed by said attorneys, or either of them, to said Registration Statements and any and all amendments thereto.

           IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13/th/ day of February, 2003.

                                         /s/ Fred G. Steingraber
                                         ---------------------------------------
                                         Fred G. Steingraber